Exhibit 1.1

                        Form of Underwriting Agreement

                                                               Exhibit No. 1.1


                               $[                 ]

                        FINANCE AMERICA SECURITIES, LLC

                         [                           ]
                     Asset-Backed [Certificates] [Notes], Series [     ],
                                   Class [   ]
                                   Class [   ]


                            UNDERWRITING AGREEMENT

                                                        [                      ]


[UNDERWRITERS]
[                           ]
[                        ]

Ladies and Gentlemen:

        [Finance America Securities, LLC (the "Depositor") has authorized the issuance and sale of Finance America Securities, LLC Asset-Backed Certificates, Series [ ] Class [ ], and Class [ ] Certificates (the "Class [ ] Certificates") and the Class [R] Certificates (the "Class [R] Certificates" and together with the Class [ ] Certificates, the "Securities"). The Securities evidence in the aggregate the beneficial interest in a pool of [ ] mortgage loans (the "Mortgage Loans") and certain funds on deposit in accounts held by the Trustee in Trust for the Trust. The Mortgage Loans are secured by first [or second] deeds of trust and mortgages primarily on [one-to four-family residential] properties.]

        [Finance America Securities, LLC (the "Depositor") has entered into a Trust Agreement dated as of ____________ ] (the "Trust Agreement") with [_____________________] (the "Owner Trustee") and [____________________], as
seller creating Finance America Securities, LLC [ ] Loan Trust [________] (the "Trust"), a statutory business trust established under the laws of the State of [Delaware]. The Depositor proposes to direct the Owner Trustee pursuant to the Trust Agreement to cause the Trust to issue Finance America Securities, LLC [ ] Loan Trust Series [____________], Class [ ] Notes (the "Class [ ] Notes") and a single class of ownership interests (the "Ownership Interests" and, together with the Class [ ] Notes, the "Securities").]

        Only the Class [ ] [Certificates] [Notes] are being purchased by [ ], [ ______________ ] and [ ______________ ] (each, an "Underwriter" and collectively, the "Underwriters"), severally, in the amount set forth opposite their names on Schedule A, except that the amount purchased by each Underwriter may change in accordance with Section X of this Agreement.

        [The Securities will be issued under a pooling and servicing agreement (the "Pooling and Servicing ____ Agreement"), _____ dated ____ as ____ of ____ [ ____ ] ____ among ____ the ____ Depositor, [ ], as servicer (the "Servicer"), [ _________ ], as seller (the "Seller") and [ ], _______ as ________ trustee ________ (the ________ "Trustee"). ________ The ________
Securities will evidence fractional undivided interests in the property held in trust for the holders of such Securities (the "Trust"). The assets of the Trust will include, among other things, the Mortgage ____ Loans ____ conveyed ____ to ____ the ____ Trust ____ on ____ [ ]. ____ The ____ aggregate undivided interest in the Trust represented by the Class [ ] Certificates initially will be ____ equal ____ to ____ $[ ] of ____ principal, ____ which ____ represents ____ approximately [ ]% of the outstanding principal balances of the Mortgage Loans as of [ ] ____ (the _____ "Cut-Off _____ Date"). _____ Simultaneously _____ with ____ the _____ execution ____ of the Pooling and Servicing Agreement, the Depositor will enter into a mortgage loan purchase agreement (the "Purchase Agreement") with the Seller, pursuant to which the Seller will transfer to the Depositor all of its right, title and interest in and to the Mortgage Loans as of the Cut-Off Date and the collateral securing each Mortgage Loan.]

        [The Class [ ] Notes will be secured by the assets of the Trust consisting of a pool of mortgage loans secured by first [or second] deeds of trust and mortgages primarily on [one-to four-family residential properties] (the "Mortgage Loans") conveyed to the Trust by the Depositor pursuant to a sale and servicing agreement dated as of [ ___________ ] (the "Sale and Servicing Agreement") among the Depositor, the Trust, [ ______________ ], as indenture trustee (the "Indenture Trustee") and [ ______________ ], as seller (the "Seller") and servicer (the "Servicer"). The Depositor will acquire the Mortgage Loans, simultaneously with the execution of the Sale and Servicing Agreement, pursuant to a mortgage loan purchase agreement dated as of [ __________ ] (the "Purchase Agreement") between the Depositor, as purchaser and [ ____________ ], as seller, pursuant to which the Seller will transfer to the Depositor all of its right, title and interest in and to the Mortgage Loans after the Cut-Off Date and the collateral securing each Mortgage Loan.]

        [The Class [ ] Notes will be issued pursuant to an indenture to be dated as of [ ] (the "Indenture") between the Trust, as issuer and the Indenture Trustee. The Ownership Interests will evidence fractional undivided interests in the property held in the Trust. The aggregate principal balance of the Class [ ] Notes initially will be equal to $[ ___________ ], which represents approximately [ ____ ]% of the outstanding principal balances of the Mortgage Loans as of the close of business on [ _______________ ] (the "Cut-Off Date").]

        [The Class [ ] [Certificates] [Notes] will have the benefit of a financial guaranty insurance policy (the "Policy") issued by [ ] (the "Insurer"), pursuant to an Insurance Agreement (the "Insurance Agreement") dated as of [ ] among the Seller, the Servicer, the Depositor, the [Indenture] Trustee and the Insurer.]]

        [An election will be made to treat the assets of the Trust as a "real estate mortgage investment conduit" (the "REMIC") for federal income tax purposes. The Class [ ] Certificates will represent beneficial ownership of "regular interests" in the REMIC and the Class [R] Certificates will represent beneficial ownership of the single class of "residual interests" in the REMIC.]

        The Class [ ] [Certificates] [Notes] are more fully described in a Registration Statement which the Depositor has furnished to the Underwriters. Capitalized terms used but not defined herein shall have the meanings given to them in [the Pooling and Servicing Agreement] [the Sale and Servicing Agreement].

        [The Depositor will enter into an Indemnification Agreement (the "Indemnification Agreement"), dated as of [ ], among the Underwriters, the Depositor, the Insurer and the Seller, to govern the liability of the several parties with respect to the losses resulting from material misstatements or omissions contained in the Prospectus Supplement.]

        This Underwriting Agreement, [the Pooling and Servicing Agreement] [the Sale and Servicing Agreement], [the Insurance Agreement,] the Purchase Agreement and [the Indemnification Agreement] are referred to collectively herein as the "Agreements".

        Section I. Representations and Warranties of the Depositor. The Depositor represents and warrants to, and agrees with the Underwriters that:

        A. A Registration Statement on Form S-3 (No. 333-[ ]) has (i) been prepared by the Depositor in conformity with the requirements of the Securities Act of 1933 (the "Securities Act") and the rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such Registration Statement have been delivered by the Depositor to the Underwriters. As used in this Agreement, "Effective Time" means the date and the time as of which such Registration Statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Registration Statement" means such registration statement, at the Effective Time, including any documents incorporated by reference therein at such time; and "Prospectus" means such final prospectus, as first supplemented by a prospectus supplement (the "Prospectus Supplement") relating to the Class [ ] [Certificates] [Notes], as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations. Reference made herein to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of the Prospectus, and any reference to any amendment or supplement to the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934 (the "Exchange Act") after the date of the Prospectus and incorporated by reference in the Prospectus; and any reference to any amendment to the Registration Statement shall be deemed to include any report filed with the Commission with respect to the Trust pursuant to Section 13(a) or 15(d) of the Exchange Act after the date of the Prospectus that is incorporated by reference in the Registration Statement. There are no contracts or documents of the Depositor which are required to be filed as exhibits to the Registration Statement pursuant to the Securities Act or the Rules and Regulations which have not been so filed or incorporated by reference therein on or prior to the Effective Date of the Registration Statement. The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

               To the extent that any Underwriter (i) has provided to the Depositor Collateral term sheets (as hereinafter defined) that such Underwriter has provided to a prospective investor, the Depositor has filed such Collateral term sheets as an exhibit to a report on Form 8-K within two business days of its receipt thereof, or (ii) has provided to the Depositor Structural term sheets or Computational Materials (each as defined below) that such Underwriter has provided to a prospective investor, the Depositor will file or cause to be filed with the Commission a report on Form 8-K containing such Structural term sheet and Computational Materials, as soon as reasonably practicable after the date of this Agreement, but in any event, not later than the date on which the Prospectus is filed with the Commission pursuant to Rule 424 of the Rules and Regulations.

        B. The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act and the Rules and Regulations. The Registration Statement, as of the Effective Date thereof and of any amendment thereto, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus as of its date and as amended or supplemented as of the Closing Date does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Depositor in writing by the Underwriters expressly for use therein.

        C. The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        D. Since the respective dates as of which information is given in the Prospectus, there has not been any material adverse change in the general affairs, management, financial condition, or results of operations of the Depositor, otherwise than as set forth or contemplated in the Prospectus as supplemented or amended as of the Closing Date.

        E. The Depositor has been duly incorporated and is validly existing as a limited liability company in good standing under the laws of its jurisdiction of formation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under the Agreements and to cause the Securities to be issued.

        F. There are no actions, proceedings or investigations pending before or threatened by any court, administrative agency or other tribunal to which the Depositor is a party or of which any of its properties is the subject (a) which if determined adversely to the Depositor would have a material adverse effect on the business or financial condition of the Depositor, (b) asserting the invalidity of the Agreements or the Securities, (c) seeking to prevent the issuance of the Securities or the consummation by the Depositor of any of the transactions contemplated by any of the Agreements or (d) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, any of the Agreements or the Securities.

        G. This Agreement has been, and [the Pooling and Servicing Agreement] [the Sale and Servicing Agreement], the Purchase Agreement, [the Indemnification Agreement and the Insurance Agreement] when executed and delivered as contemplated hereby and thereby will have been, duly authorized, executed and delivered by the Depositor, and this Agreement constitutes, and [the Pooling and Servicing Agreement] [the Sale and Servicing Agreement], the Purchase Agreement, [the Indemnification Agreement and the Insurance Agreement,] when executed and delivered as contemplated herein, will constitute, legal, valid and binding instruments enforceable against the Depositor in accordance with their respective terms, subject as to enforceability to (x) applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally, (y) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and (z) with respect to rights of indemnity under this Agreement, the Purchase Agreement, [the Indemnification Agreement and the Insurance Agreement,] limitations of public policy under applicable securities laws.

        H. The execution, delivery and performance of the Agreements by the Depositor and the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the Securities do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor is a party, by which the Depositor is bound or to which any of the property or assets of the Depositor or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the certificate of formation or limited liability company agreement of the Depositor or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets.

        I. [           ] are independent public accountants with respect to the
Depositor as required by the Securities Act and the Rules and Regulations.

        J. The direction by the Depositor to the [Indenture] Trustee to execute, authenticate, issue and deliver the Securities has been duly authorized by the Depositor, and assuming the [Indenture] Trustee has been duly authorized to do so, when executed, authenticated, issued and delivered by the [Indenture] Trustee in accordance with [the Pooling and Servicing Agreement] [the Indenture and the Trust Agreement], the Securities will be validly issued and outstanding and will be entitled to the benefits provided by [the Pooling and Servicing Agreement] [the Indenture and the Trust Agreement].

        K. No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States is required for the issuance of the Class [ ] [Certificates] [Notes] and the sale of the Class [ ] [Certificates] [Notes] to the Underwriters, or the consummation by the Depositor of the other transactions contemplated by the Agreements, except such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or Blue Sky laws in connection with the purchase and distribution of the Class [ ] [Certificates] [Notes] by the Underwriters or as have been obtained.

        L. At the time of execution and delivery of [the Pooling and Servicing Agreement] [the Sale and Servicing Agreement and the Trust Agreement], the Depositor will: (i) have equitable title to the interest in the Mortgage Loans conveyed by the Seller, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, "Liens");
(ii) not have assigned to any person (other than the [Owner] Trustee) any of its right, title or interest in the Mortgage Loans, in the Purchase Agreement or in [the Pooling and Servicing Agreement] [the Sale and Servicing Agreement]; and (iii) have the power and authority to sell its interest in the Mortgage Loans to the [Indenture] Trustee and to sell the Class [ ] [Certificates] [Notes] to the Underwriters. Upon execution and delivery of [the Pooling and Servicing Agreement] [the Sale and Servicing Agreement] by the [Indenture] Trustee, the [Indenture] Trustee will have acquired beneficial ownership of all of the Depositor's right, title and interest in and to the Mortgage Loans. Upon delivery to the Underwriters of the Class [ ] [Certificates] [Notes], the Underwriters will have good title to the Class [ ] [Certificates] [Notes] free of any Liens.

        M. Neither the Depositor nor the Trust created by [the Pooling and Servicing Agreement] [the Trust Agreement] is an "investment company" within the meaning of such term under the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations of the Commission thereunder.

        N. At the Closing Date, the Securities and [the Pooling and Servicing Agreement] [the Sale and Servicing Agreement] and the Purchase Agreement will conform in all material respects to the descriptions thereof contained in the Prospectus.

        O. At the Closing Date, the Class [ ] [Certificates] [Notes] shall have been rated in the [highest] rating category by at least two nationally recognized rating agencies.

        P. Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of the Agreements and the Securities have been paid or will be paid at or prior to the Closing Date.

        Any certificate signed by an officer of the Depositor and delivered to the Underwriters or counsel for the Underwriters in connection with an offering of the Class [ ] [Certificates] [Notes] shall be deemed, and shall state that it is, a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this
Section I are made.

        Section II. Purchase and Sale. The commitment of the Underwriters to purchase the Class [ ] [Certificates] [Notes] pursuant to this Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the satisfaction of the terms and conditions set forth herein. The Depositor agrees to instruct the [Indenture] Trustee to issue and agrees to sell to the Underwriters, and the Underwriters agree (except as provided in Sections X and XI hereof) to purchase from the Depositor, the Class [ ] [Certificates] [Notes] in the principal amounts set forth opposite their names and at the purchase price set forth in Schedule A.

        Section III. Delivery and Payment. Delivery of and payment for the Class [ ] [Certificates] [Notes] to be purchased by the Underwriters shall be made at the offices of Brown & Wood LLP, 1666 K Street, N.W., Washington, D.C. 20006, or at such other place as shall be agreed upon by the Underwriters and the Depositor at [ ] a.m. Eastern time on [ ] or at such other time or date as shall be agreed upon in writing by the Underwriters and the Depositor (such date being referred to as the "Closing Date"). Payment shall be made to the Depositor by wire transfer of same day funds payable to the account of the Depositor. Delivery of the Class [ ] [Certificates] [Notes] shall be made to the Underwriters for the account of the Underwriters against payment of the purchase price thereof. The Class [ ] [Certificates] [Notes] shall be in such denominations and registered in such names as the Underwriter may request in writing at least two business days prior to the Closing Date. The Class [ ] [Certificates] [Notes] will be made available for examination by the Underwriters no later than [ ] p.m. Eastern time on the first business day prior to the Closing Date.

        Section IV. Offering by the Underwriters. It is understood that, subject to the terms and conditions hereof, the Underwriters propose to offer the Class [ ] [Certificates] [Notes] for sale to the public as set forth in the Prospectus.

        Section V. Covenants of the Depositor. The Depositor agrees as follows:

        A. To prepare the Prospectus in a form approved by the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the Closing Date except as permitted herein; to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Depositor with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and, for so long as the delivery of a prospectus is required in connection with the offering or sale of the Class [ ] [Certificates] [Notes], to promptly advise the Underwriters of its receipt of notice of the issuance by the Commission of any stop order or of: (i) any order preventing or suspending the use of the Prospectus; (ii) the suspension of the qualification of the Class [ ] [Certificates] [Notes] for offering or sale in any jurisdiction; (iii) the initiation of or threat of any proceeding for any such purpose; (iv) any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information. In the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or suspending any such qualification, the Depositor promptly shall use its best efforts to obtain the withdrawal of such order by the Commission.

        B. To furnish promptly to the Underwriters and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, including all consents and exhibits filed therewith.

        C. To deliver promptly to the Underwriters such number of the following documents as the Underwriters shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case including exhibits); (ii) the Prospectus and any amended or supplemented Prospectus; and (iii) any document incorporated by reference in the Prospectus (including exhibits thereto). If the delivery of a prospectus is required at any time prior to the expiration of nine months after the Effective Time in connection with the offering or sale of the Class [ ] [Certificates] [Notes], and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, the Depositor shall notify the Underwriters and, upon the Underwriters' request, shall file such document and prepare and furnish without charge to the Underwriters and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which corrects such statement or omission or effects such compliance, and in case the Underwriters are required to deliver a Prospectus in connection with sales of any of the Class [ ] [Certificates] [Notes] at any time nine months or more after the Effective Time, upon the request of the Underwriters but at its expense, the Depositor shall prepare and deliver to the Underwriters as many copies as the Underwriters may reasonably request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act.

        D. To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Depositor or the Underwriters, be required by the Securities Act or requested by the Commission.

        E. Prior to filing with the Commission any (i) supplement to the Prospectus, or document incorporated by reference in the Prospectus, or (ii) Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Underwriters and counsel for the Underwriters and obtain the consent of the Underwriters to the filing.

        F. To make generally available to holders of the Class [ ] [Certificates] [Notes] as soon as practicable, but in any event not later than 90 days after the close of the period covered thereby, a statement of earnings of the Trust (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Depositor, Rule 158) and covering a period of at least twelve consecutive months beginning not later than the first day of the first fiscal quarter following the Closing Date.

        G. To use its best efforts, in cooperation with the Underwriters, to qualify the Class [ ] [Certificates] [Notes] for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriters may designate, and maintain or cause to be maintained such qualifications in effect for as long as may be required for the distribution of the Class [ ] [Certificates] [Notes]. The Depositor will file or cause the filing of such statements and reports as may be required by the laws of each jurisdiction in which the Class [ ] [Certificates] [Notes] have been so qualified.

        H. So long as the Class [ ] [Certificates] [Notes] shall be outstanding, to deliver to the Underwriters as soon as such statements are furnished to the [Indenture] Trustee: (i) the annual statement as to compliance delivered to the [Indenture] Trustee pursuant to Section [5.16] of [the Pooling and Servicing Agreement] [the Sale and Servicing Agreement]; (ii) the annual statement of a firm of independent public accountants furnished to the [Indenture] Trustee pursuant to Section [5.17] of [the Pooling and Servicing Agreement] [the Sale and Servicing Agreement]; and (iii) the [Indenture] Trustee Remittance Report furnished to the Securityholders pursuant to Section [6.07] of [the Pooling and Servicing Agreement] [the Sale and Servicing Agreement].

        I. To apply the net proceeds from the sale of the Class [ ] [Certificates] [Notes] in the manner set forth in the Prospectus.

        Section VI. Conditions to the Underwriters' Obligations. The obligation of the Underwriters to purchase the Class [ ] [Certificates] [Notes] pursuant to this Agreement is subject to: (i) the accuracy on and as of the Closing Date of the representations and warranties on the part of the Depositor herein contained; (ii) the performance by the Depositor of all of its obligations hereunder; and (iii) the following conditions as of the Closing Date:

        A. The Underwriters shall have received confirmation of the effectiveness of the Registration Statement. No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission. Any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus shall have been complied with.

        B. The Underwriters shall not have discovered and disclosed to the Depositor on or prior to the Closing Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact or omits to state a fact which, in the opinion of [ ], ____ counsel ____ for the ____ Underwriters, ____ is ____ material ____ and is required to be stated therein or is necessary to make the statements therein not misleading.

        C. All corporate proceedings and other legal matters relating to the authorization, form and validity of the Agreements the Class [ ] [Certificates] [Notes], the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all respects to counsel for the Underwriters, and the Depositor shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

        D. Brown & Wood LLP shall have furnished to the Underwriters their written opinion, as counsel to the Depositor, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Underwriters, to the effect that:

             1. The conditions to the use by the Depositor of a registration statement on Form S-3 under the Securities Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Registration Statement and the Prospectus.

             2. The Registration Statement and any amendments thereto have become effective under the 1933 Act; to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and not withdrawn and no proceedings for that purpose have been instituted or threatened and not terminated; and the Registration Statement, the Prospectus and each amendment or supplement thereto, as of their respective effective or issue dates (other than the financial and statistical information contained therein, as to which such counsel need express no opinion), complied as to form in all material respects with the applicable requirements of the 1933 Act and the rules and regulations thereunder.

             3. To the best of such counsel's knowledge, there are no material contracts, indentures or other documents of a character required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

             4. The statements in the base Prospectus under the headings ["Legal Aspects of Loans", "ERISA Considerations" and "Federal Income Tax Considerations",] and the statements in the Prospectus Supplement under the headings ["Summary--Federal Income Tax Considerations", and "--ERISA Considerations", "Certain Federal Income Tax Considerations", and "ERISA Considerations",] to the extent that they constitute matters of federal law or legal conclusions with respect thereto, have been reviewed by us and are correct in all material respects with respect to those consequences or aspects that are discussed.

             5. [The Pooling and Servicing Agreement conforms in all material respects to the description thereof contained in the Prospectus and is not required to be qualified under the Trust Indenture Act of 1939, as amended, and the Trust is not required to be registered under the Investment Company Act of 1940, as amended.]

             6. [The Sale and Servicing Agreement and the Trust Agreement conform in all material respects to the descriptions thereof contained in the Prospectus Supplement and are not required to be qualified under the Trust Indenture Act of 1939, as amended. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.]

             7. Neither the Depositor nor the Trust is an "investment company" or under the control of an "investment company" as such terms are defined in the 1940 Act.

             8. [The Trust as described in the Prospectus Supplement and the Pooling and Servicing Agreement will qualify to be treated as a "real estate mortgage investment conduit" (the "REMIC") as defined in the Internal Revenue Code of 1986, as amended (the "Code"), the Class [ ] Certificates will be treated as "regular interests" in the REMIC and the Class [R] Certificates will be treated as the single class of "residual interests" in the REMIC assuming: (i) an election is made to treat the Trust as a REMIC, (ii) compliance with the Pooling and Servicing Agreement and (iii) compliance with changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder.]

             9. The Class [ ] [Certificates] [Notes] will, when issued, conform to the description thereof contained in the Prospectus.

        Such counsel shall also have furnished to the Underwriters a written statement, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Underwriters to the effect that no facts have come to the attention of such counsel which lead them to believe that:
(a) the Registration Statement (other than the documents incorporated therein by reference (including, without limitation, the Derived Information (as defined below)) and the financial and statistical information contained therein, as to which no opinion shall be given) at the time it became effective, or at the date of such opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (b) the Purchaser Information (as defined in the Purchase Agreement) in the Prospectus (other than the information incorporated therein by reference, including, without limitation, the Derived Information) and the financial, statistical and numerical information contained therein, as to which no opinion shall be expressed, contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        E. The Underwriters shall have received the favorable opinion, dated the Closing Date, of Brown & Wood LLP, counsel for the Depositor, addressed to the Depositor [and satisfactory to the Insurer,] [_____________] and [_________] ("[ ]" and, together with [______________], the "Rating Agencies")
and the Underwriters, with respect to certain matters relating to the transfer of the Mortgage Loans to the Trust, and such counsel shall have consented to reliance on such opinion by the Rating Agencies as though such opinion had been addressed to them.

        F. The Underwriters shall have received the favorable opinion, dated the Closing Date, of [_________________], counsel to the Seller, addressed to the Depositor, [the Insurer and] the Underwriters and satisfactory to the Rating Agencies, with respect to certain matters relating to the transfer of the Mortgage Loans to the Depositor, and such counsel shall have consented to reliance on such opinion by the Rating Agencies as though such opinion had been addressed to them.

        G. (a) [_______________], counsel to the Seller, shall have furnished to the Underwriters its opinion, addressed to the Underwriters, the Depositor [and the Insurer,] dated the Closing Date, in form and substance satisfactory to the Underwriters, to the effect that:

             1. [__________________] has been duly organized, is validly existing as a [______________________] in good standing under the laws of the [_______________] and has all requisite power and authority to own its properties and carry on its business and to execute, deliver and perform the Purchase Agreement, [the Insurance Agreement and the Indemnification Agreement.]

             2. Each of the Purchase Agreement, [the Pooling and Servicing Agreement] [the Sale and Servicing Agreement], [the Insurance Agreement and the Indemnification Agreement] has been duly authorized, executed and delivered by [ _______________ ], and constitutes the legal, valid and binding agreements of [ _______________ ].

             3. No consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body is required under any state or federal statute or regulation applicable to [ ] for the execution, delivery or performance by [ ] of, or compliance by [ ] with, the Purchase Agreement, [the Pooling and Servicing Agreement] [the Sale and Servicing Agreement], [the Insurance Agreement and the Indemnification Agreement], except such as may be required under the blue sky laws of any jurisdiction.

             4. There is no action, suit, proceeding or investigation pending or, to such counsel's knowledge, threatened against [ ] which, in such counsel's judgement, either in any one instance or in the aggregate would draw into question the validity or enforceability of [the Insurance Agreement, the Indemnification Agreement] [the Pooling and Servicing Agreement] [the Sale and Servicing Agreement], or the Purchase Agreement or the Securities or of any action taken or to be taken in connection with the transaction contemplated thereby, or which would be likely to impair materially the ability of [ ] to perform its obligations under the terms of [the Insurance Agreement, the Indemnification Agreement] [the Pooling and Servicing Agreement] [the Sale and Servicing Agreement], or the Purchase Agreement.

             5. Neither the transfer of the Mortgage Loans as provided by the Purchase Agreement nor the consummation of the transaction contemplated by or the fulfillment of the terms of [the Insurance Agreement, the Indemnification Agreement], [the Pooling and Servicing Agreement] [the Sale and Servicing Agreement] and the Purchase Agreement (i) will result in a breach of any term or provision of the articles of association or by-laws of [ ], (ii) will result in a breach, violation or acceleration of, or constitute a default under the terms of, any indenture or other material agreement or instrument to which [ ] is a party or by which it is bound or subject, or (iii) will result in a material breach of any statute or regulation presently applicable to [ ] or any order, writ, injunction or decree of any court, governmental agency or regulatory body to which [ ] is subject or by which its or its properties are bound.

        (b) [________________], counsel to Servicer, shall have furnished to the Underwriters their opinion addressed to the Underwriters, the Depositor [and the Insurer], dated the Closing Date, in form and substance satisfactory to the Underwriters, to the effect that:

             1. [_____________] has been duly organized, is validly existing as a [_______________ ] in good standing under the laws of the [_________________] and has all requisite power and authority to own its properties and carry on its business and to execute, deliver and perform [the Pooling and Servicing Agreement] [the Sale and Servicing Agreement] [and the Insurance Agreement.]

             2. Each of [the Pooling and Servicing Agreement] [the Sale and Servicing Agreement] [and the Insurance Agreement] has been duly authorized, executed and delivered by [_______________], and constitutes the legal, valid and binding agreements of [_____________________].

             3. No consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body is required under any state or federal statute or regulation applicable to [____________] for the execution, delivery or performance by [_______________] of, or compliance by [___________]
        with, [the Pooling and Servicing Agreement] [the Sale and Servicing Agreement] [and the Insurance Agreement], except such as may be required under the blue sky laws of any jurisdiction.

             4. There is no action, suit, proceeding or investigation pending or, to such counsel's knowledge, threatened against [____________] which, in such counsel's judgement, either in any one instance or in the aggregate would draw into question the validity or enforceability of [the Pooling and Servicing Agreement] [the Sale and Servicing Agreement] [or the Insurance Agreement] or the Securities or of any action taken or to be taken in connection with the transaction contemplated thereby, or which would be likely to impair materially the ability of [___________ ] to perform its obligations under the terms of [the Pooling and Servicing Agreement] [the Sale and Servicing Agreement] [or the Insurance Agreement].

             5. Neither the transfer of the Mortgage Loans as provided by the Purchase Agreement nor the consummation of the transaction contemplated by or the fulfillment of the terms of [the Pooling and Servicing Agreement] [the Sale and Servicing Agreement] [and the Insurance Agreement] (i) will result in a breach of any term or provision of the articles of association or by-laws of [____________],
        (ii) will result in a breach, violation or acceleration of, or constitute a default under the terms of, any indenture or other material agreement or instrument to which [___________] is a party or by which it is bound or subject, or (iii) will result in a material breach of any statute or regulation presently applicable to [_____________] or any order, writ, injunction or decree of any court, governmental agency or regulatory body to which [______________] is subject or by which its or its properties are bound.

                      Such counsel shall also have furnished to the Underwriters a written statement, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Underwriters to the effect that no facts have come to the attention of such counsel which lead them to believe that the information in the Prospectus Supplement under the headings ["SUMMARY--The Mortgage Loans," "--Servicer," and "--Servicing," and "THE SERVICER,"], other than the financial, statistical and numerical information contained therein, as to which no opinion shall be expressed, contained or contains an untrue statement or a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        H. Counsel for the Depositor shall have furnished to the Underwriters its written opinion, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Underwriters, to the effect that:

             1. The Depositor has been duly incorporated and is validly existing as a limited liability company in good standing under the laws of Delaware, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged and to enter into and perform its obligations under the Agreements, and to cause the issuance of the Securities.

             2. Each of the Agreements has been duly authorized, executed and delivered by the Depositor and, assuming the due authorization, execution and delivery of the Agreements by the other parties thereto, each of the Agreements constitutes a valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with their respective terms.

             3. The execution, delivery and performance of the Agreements by the Depositor, and the consummation of the transactions contemplated thereby, do not and will not result in a material breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor is a party or by which the Depositor is bound or to which any of the property or assets of the Depositor is subject, nor will such actions result in any violation of the provisions of the certificate of formation or limited liability company agreement of the Depositor or, to such counsel's knowledge without independent investigation, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets (except for such conflicts, breaches, violations and defaults as would not have a material adverse effect on the ability of the Depositor to perform its obligations under the Agreements).

             4. To such counsel's knowledge without any independent investigation, no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States or any other jurisdiction is required for the issuance of the Securities and the sale of the Class [ ] [Certificates] [Notes] to the Underwriters, or the consummation by the Depositor of the other transactions contemplated by the Agreements, except such consents, approvals, authorizations, registrations or qualifications as (a) may be required under State securities or Blue Sky laws, (b) have been previously obtained or (c) the failure of which to obtain would not have a material adverse effect on the performance by the Depositor of its obligations under, or the validity or enforceability of, the Agreements.

             5. There are no actions, proceedings or investigations pending before or, to my knowledge, threatened by any court, administrative agency or other tribunal to which the Depositor is a party or of which any of its properties is the subject: (a) which if determined adversely to the Depositor would have a material adverse effect on the business, results of operations or financial condition of the Depositor; (b) asserting the invalidity of the Agreements or the Securities; (c) seeking to prevent the issuance of the Securities or the consummation by the Depositor of any of the transactions contemplated by the Agreements, as the case may be; (d) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, the Agreements.

I. The Underwriters shall have received the favorable opinion of counsel to the [Indenture] Trustee, dated the Closing Date, addressed to the Underwriters and in form and scope satisfactory to counsel to the Underwriters, to the effect that:

             1. The [Indenture] Trustee is a [___________________] corporation with trust powers, duly organized and validly existing in good standing under the laws of the United States, and has all requisite power and authority to enter into [the Pooling and Servicing Agreement] [the Sale and Servicing Agreement, the Indenture, the Administration Agreement] [and the Insurance Agreement] and perform its obligations thereunder.

             2. [The Pooling and Servicing Agreement] [the Sale and Servicing Agreement, the Indenture, the Administration Agreement] [and the Insurance Agreement] have been duly authorized, executed and delivered by the [Indenture] Trustee and constitute the legal, valid and binding obligations of the [Indenture] Trustee, enforceable against the [Indenture] Trustee in accordance with their respective terms, subject to bankruptcy laws and other similar laws of general application affecting creditors' rights and subject to the application of the rules of equity, including those respecting the availability of specific performance.

             3. No approval, authorization or other action by, or filing with, any court or governmental agency or authority having jurisdiction over the banking or trust powers of the [Indenture] Trustee is required in connection with its execution and delivery of [the Pooling and Servicing Agreement] [the Sale and Servicing Agreement, the Indenture, the Administration Agreement] [and the Insurance Agreement] according to their terms.

             4. The execution, delivery and performance of [the Pooling and Servicing Agreement] [the Sale and Servicing Agreement, the Indenture, the Administration Agreement] [and the Insurance Agreement] do not result in a violation of (a) any law or regulation of the United States governing the banking or trust powers of the [Indenture] Trustee or any order, writ, judgement or decree of any court, arbitrator or governmental authority applicable to the [Indenture] Trustee or any of its assets or (b) the articles of association or by-laws of the [Indenture] Trustee.

             5. The Securities have been authenticated by the [Indenture] Trustee in accordance with [the Pooling and Servicing Agreement] [Indenture].

             6. There are no actions, proceedings or investigations pending or threatened against or affecting the [Indenture] Trustee before or by any court, arbitrator, administrative agency or other governmental authority which, if decided adversely to the [Indenture] Trustee, would materially and adversely affect the ability of the [Indenture] Trustee to carry out the transactions contemplated in [the Pooling and Servicing Agreement] [the Sale and Servicing Agreement, the Indenture, the Administration Agreement] or [the Insurance Agreement.]

        J. The Underwriters shall have received the favorable opinion or opinions, dated the date of the Closing Date, of counsel for the Underwriters, with respect to the issue and sale of the Class [ ] [Certificates] [Notes], the Registration Statement, this Agreement, the Prospectus and such other related matters as the Underwriters may reasonably require.

        K. [The Underwriters shall have received the favorable opinion dated the Closing Date of counsel to the Insurer ("Insurer Counsel") in form and scope satisfactory to counsel for the Underwriters, to the effect that:

             1. The Insurer is a stock insurance corporation, duly incorporated and validly existing under the laws of the State of [_______________] and is licensed and has the power and authority to issue the Policy under the laws of the State of [______________________].

             2. The Policy has been duly authorized, executed and delivered and is the valid and binding obligation of the Insurer enforceable in accordance with its terms, except that the enforcement of the Policy may be limited by laws relating to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

             3. The Insurer has the power and authority to perform its obligations under the Insurance Agreement and the Indemnification Agreement and the Insurance Agreement and the Indemnification Agreement have been duly executed and are the valid and binding obligations of the Insurer, each enforceable in accordance with its terms, except that the enforcement of the Insurance Agreement and the Indemnification Agreement may be limited by laws relating to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity and, in the case of the Indemnification Agreement, subject to principles of public policy limiting the right to enforce the indemnification provisions contained therein insofar as such provisions relate to indemnification for liabilities arising under the securities laws.

             4. No consent, approval, authorization, filing or order of any state or federal court or governmental agency or body is required on the part of the Insurer the lack of which would adversely affect the validity and enforceability of the Policy.

             5. The execution, delivery and performance by the Insurer of its obligations under the Policy do not contravene any provision of the charter or by-laws of the Insurer. The execution, delivery and performance by the Insurer of its obligations under the Policy do not, to the extent that either of the following would affect the validity or enforceability of the Policy, (a) contravene any law or government regulation or order presently binding on the Insurer or (b) contravene any provision of or constitute a default under any indenture, contract or other instrument to which the Insurer is a party or by which it is bound.

             6. To the extent that the Policy constitutes a security within the meaning of Section 2(l) of the Securities Act, it is a security exempt from the registration requirements of the Securities Act.

             7. The description of the Policy in the Prospectus Supplement under the headings ["The Insurer" and "Description of the Securities--The Policy"] is, to the extent that such description constitutes statements of matters of law or legal conclusions with respect thereto, accurate in all material respects; provided, however, that no opinion need be expressed as to the accuracy of any financial statements or other financial or statistical data contained in or omitted from the Prospectus Supplement, including such statements or other information included under such caption or in any appendix to the Prospectus Supplement.]

        L. [The Underwriters shall have received the favorable opinion, dated the Closing Date of [ _______________________ ], counsel to the Owner Trustee, with respect to the issue and sale of the Class [ ] Notes and the Ownership Interests, the status of the Trust, the Trust Agreement, perfections of applicable security interests and such other matters as the Underwriters may reasonably require.]

        M. The Depositor shall have furnished to the Underwriters. a certificate, dated the Closing Date, of its Chief Executive Officer, its President, or a Vice President stating that:

             1. The representations and warranties of the Depositor in Section I of this Agreement are true and correct as of the Closing Date; and the Depositor has complied with all its agreements contained herein.

             2. Such person has carefully examined the Registration Statement and the Prospectus and, in his opinion (x) as of the Effective Date, the Registration Statement and Prospectus did not include an untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (y) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

        N. The [Indenture] Trustee shall have furnished to the Underwriters a certificate of the [Indenture] Trustee, signed by one or more duly authorized officers of the [Indenture] Trustee, dated the Closing Date, as to the due authorization, execution and delivery of [the Pooling and Servicing Agreement] [the Sale and Servicing Agreement, Indenture] [and the Insurance Agreement] by the [Indenture] Trustee and the acceptance by the [Indenture] Trustee of the trusts created hereby and the due execution, authentication and delivery of the Securities by the [Indenture] Trustee under [the Pooling and Servicing Agreement] [Indenture] and such other matters as the Underwriters shall reasonably request.

        O. [The Policy shall have been issued by the Insurer and shall have been duly authenticated by an authorized agent of the Insurer, if so required under applicable state law or regulations.]

        P. The Class [____] [Certificates] [Notes] shall have been rated "[_____]" by [__________________] and "[____]" by [______________].

        Q. The Underwriters shall have received at or before the Closing Date, from [________________], letters, dated as of the date of this Agreement, satisfactory in form and content (the "Initial Letters") and bring-down letters dated as of the Closing Date, (A) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (B) stating the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter, and (C) in the case of the bring-down letters, confirming in all material respects the conclusions and findings set forth in the Initial Letters.

        R. Prior to the Closing Date, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Class [ ] [Certificates] [Notes] as herein contemplated and related proceedings or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained, and all proceedings taken by the Depositor in connection with the issuance and sale of the Class [ ] [Certificates] [Notes] as herein contemplated shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

        S. Subsequent to the execution and delivery of this Agreement none of the following shall have occurred: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction;
(ii) a banking moratorium shall have been declared by Federal or state authorities; (iii) the United States shall have become engaged in hostilities, there shall have been an escalation of hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States; or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets of the United States shall be such) as to make it, in the judgment of the Underwriters, impractical or inadvisable to proceed with the public offering or delivery of the Class [ ] [Certificates] [Notes] on the terms and in the manner contemplated in the Prospectus.

        If any condition specified in this Section VI shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Depositor at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Section VII.

        All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

        Section VII. Payment of Expenses. As between the Depositor and the Underwriters, the Depositor agrees to pay: (a) the costs incident to the authorization, issuance, sale and delivery of the Class [ ] [Certificates] [Notes] and any taxes payable in connection therewith; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), the Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein, all as provided in this Agreement; (d) the costs of reproducing and distributing this Agreement; (e) the fees and expenses of qualifying the Class [ ] [Certificates] [Notes] under the securities laws of the several jurisdictions as provided in Section V(G) hereof and of preparing, printing and distributing a Blue Sky Memorandum and a Legal Investment Survey (including related fees and expenses of counsel to the Underwriters); (f) any fees charged by securities rating services for rating the Class [ ] [Certificates] [Notes]; and (g) all other costs and expenses incident to the performance of the obligations of the Depositor (including costs and expenses of your counsel); provided that, except as provided in this Section VII, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Class [ ] [Certificates] [Notes] which they may sell and the expenses of advertising any offering of the Class [ ] [Certificates] [Notes] made by the Underwriters.

        If this Agreement is terminated by the Underwriters in accordance with the provisions of Section VI, Section X or Section XI, the Depositor shall reimburse the Underwriters for all reasonable out-of-pocket expenses, including fees and disbursements of counsel to the Underwriters.

        Section VIII. Indemnification and Contribution. A. The Depositor agrees to indemnify and hold harmless the Underwriters and each person, if any, who controls the Underwriters within the meaning of Section 15 of the Securities Act from and against any and all loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Class [ ] [Certificates] [Notes]), to which the Underwriters or any such controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or (iv) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and shall reimburse the Underwriters and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Underwriters or such controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Depositor shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Prospectus or the Registration Statement in reliance upon and in conformity with written information furnished to the Depositor by or on behalf of the Underwriters specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Depositor may otherwise have to the Underwriters or any controlling person of the Underwriters.

        B. Each Underwriter, severally, and not jointly, agrees to indemnify and hold harmless the Depositor, each of its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Depositor within the meaning of Section 15 of the Securities Act against any and all loss, claim, damage or liability, or any action in respect thereof, to which the Depositor or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
(i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or
(iv) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was (i) made in reliance upon and in conformity with written information furnished to the Depositor by or on behalf of the Underwriters specifically for inclusion therein and (ii) in the Derived Materials other than a misstatement or omission arising from a misstatement or omission in the Seller-Provided Information, and shall reimburse the Depositor and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Depositor or any director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Underwriters may otherwise have to the Depositor or any such director, officer or controlling person.

        C. Promptly after receipt by any indemnified party under this Section VIII of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section VIII, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this Section VIII except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this
Section VIII.

        If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Section VIII for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

        Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the Underwriters, if the indemnified parties under this Section VIII consist of the Underwriters or any of its controlling persons, or by the Depositor, if the indemnified parties under this Section VIII consist of the Depositor or any of the Depositor's directors, officers or controlling persons.

        Each indemnified party, as a condition of the indemnity agreements contained in Section VIII(A) and (B), shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

        Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

        D. Each Underwriter agrees to provide the Depositor no later than two Business Days prior to which the Prospectus Supplement is required to be filed pursuant to Rule 424 with a copy of its Derived Information for filing with the Commission on Form 8-K.

        E. Each Underwriter agrees, assuming all Seller-Provided Information (as defined below) is accurate and complete in all material respects, to indemnify and hold harmless the Depositor, each of the Depositor's officers and directors and each person who controls the Depositor within the meaning of
Section 15 of the Securities Act against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in the Derived Information provided by either Underwriter, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by him, her or it in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action as such expenses are incurred. The obligations of the Underwriters under this Section VIII(E) shall be in addition to any liability which the Underwriters may otherwise have.

        The procedures set forth in Section VIII(C) shall be equally applicable to this Section VIII(E).

        F. If the indemnification provided for in this Section VIII shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section VIII(A), (B) or (E) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Depositor on the one hand and the Underwriters on the other from the offering of the Class [ ] [Certificates] [Notes] or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give the notice required under Section VIII(C), in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Depositor on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.

        The relative benefits of the Underwriters and the Depositor shall be deemed to be in such proportions that the each Underwriter is responsible for its pro rata portion of such losses, liabilities, claims, damages and expenses determined in accordance with the ratio that the excess of the aggregate resale price received by such Underwriter for the Class [ ] [Certificates] [Notes] over the purchase price paid to the Depositor by such Underwriter (before deducting expenses) bears to the aggregate resale price received by such Underwriter for the Class [ ] [Certificates] [Notes], and the Depositor shall be responsible for the balance.

        The relative fault of the Underwriters and the Depositor shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Depositor or by the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission and other equitable considerations.

        The Depositor and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section VIII(F) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section VIII(F) shall be deemed to include, for purposes of this Section VIII(F), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

        In no case shall the Underwriters be responsible for any amount in excess of the difference between the purchase price paid to the Depositor by the Underwriters and the aggregate resale price received by the Underwriters. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        G. For purposes of this Section VIII, the term "Derived Information" means such portion, if any, of the information delivered to the Depositor pursuant to Section VIII(D) for filing with the Commission on Form 8-K as:

             (i) is not contained in the Prospectus without taking into account information incorporated therein by reference; and

             (ii) does not constitute Seller-Provided Information.

             (iii) is of the type of information defined as Collateral term sheets, Structural term sheets or Computational Materials (as such terms are interpreted in the No-Action Letters (as defined below)).

"Seller-Provided Information" means the information contained on any computer tape furnished to the Underwriters by [the Seller] concerning the assets comprising the Trust.

        The terms "Collateral term sheet" and "Structural term sheet" shall have the respective meanings assigned to them in the February 13, 1995 letter (the "PSA Letter") of Cleary, Gottlieb, Steen & Hamilton on behalf of the Public Securities Association (which letter, and the SEC staff's response thereto, were publicly available February 17, 1995). The term "Collateral term sheet" as used herein includes any subsequent Collateral term sheet that reflects a substantive change in the information presented. The term "Computational Materials" has the meaning assigned to it in the May 17, 1994 letter (the "Kidder letter" and together with the PSA Letter, the "No-Action Letters") of Brown & Wood llp on behalf of Kidder, Peabody & Co., Inc. (which letter, and the SEC staff's response thereto, were publicly available May 20,
1994).

        H. The Underwriters confirm that the information set forth (i) in the [________] paragraph on the cover page, (ii) in the [___________] paragraphs under the caption "Underwriting" in the Prospectus Supplement and (iii) the Derived Information is correct and constitutes the only information furnished in writing to the Depositor by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

        Section IX. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Depositor submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or controlling persons thereof, or by or on behalf of the Depositor and shall survive delivery of any Class [ ] [Certificates] [Notes] to the Underwriters.

        Section X. Default by One of the Underwriters. If one of the Underwriters participating in the public offering of the Class [ ] [Certificates] [Notes] shall fail at the Closing Date to purchase the Class [ ] [Certificates] [Notes] which it is obligated to purchase hereunder (the "Defaulted Securities"), then the non-defaulting Underwriter shall have the right, within 24 hours thereafter, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, the non-defaulting Underwriters have not completed such arrangements within such 24-hour period, then:

        (i) if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Class [ ] [Certificates] [Notes] to be purchased pursuant to this Agreement, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof, or

        (ii) if the aggregate principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of the Class [ ] [Certificates] [Notes] to be purchased pursuant to this Agreement, this Agreement shall terminate, without any liability on the part of the non-defaulting Underwriters.

No action taken pursuant to this Section X shall relieve a defaulting Underwriter from the liability with respect to any default of such Underwriter under this Agreement.

        In the event of a default by any Underwriter as set forth in this
Section X, each of the non-defaulting Underwriters and the Depositor shall have the right to postpone the Closing Date for a period not exceeding five Business Days in order that any required changes in the Registration Statement or Prospectus or in any other documents or arrangements may be effected.

        Section XI. Termination of Agreement. The Underwriters may terminate this Agreement immediately upon notice to the Depositor, at any time at or prior to the Closing Date if any of the events or conditions described in
Section VI(S) of this Agreement shall occur and be continuing. In the event of any such termination, the covenant set forth in Section V(D), the provisions of Section VII, the indemnity agreement set forth in Section VIII, and the provisions of Sections IX and XIII shall remain in effect.

        Section XII. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:

        A. if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to [___________________], [________________],
Attention: [________________________].

        B. if to the Depositor, shall be delivered or sent by mail, telex or facsimile transmission to Finance America Securities, LLC, 16802 Aston Street, Irvine, California, Attention: [_________________________].

        Section XIII. Persons Entitled to the Benefit of this Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Depositor, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control the Underwriters within the meaning of
Section 15 of the Securities Act, and for the benefit of directors of the Depositor, officers of the Depositor who have signed the Registration Statement and any person controlling the Depositor within the meaning of
Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section XIII, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

        Section XIV. Survival. The respective indemnities, representations, warranties and agreements of the Depositor and the Underwriters contained in this Agreement, or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Class [ ] [Certificates] [Notes] and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

        Section XV. Definition of the Term "Business Day". For purposes of this Agreement, "Business Day" means any day on which the New York Stock Exchange, Inc. is open for trading.

        Section XVI. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        Section XVII. Counterparts. This Agreement may be executed in counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

        Section XVIII. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

        If the foregoing correctly sets forth the agreement between the Depositor and the Underwriter, please indicate your acceptance in the space provided for that purpose below.

                                            Very truly yours,

                                            FINANCE AMERICA SECURITIES, LLC




                                           By: ______________________________
                                           Name:
                                           Title:

CONFIRMED AND ACCEPTED, as of the date first above written:

[                                ]


By:     ___________________________
Name:
Title:

[                               ]


By:     ___________________________
Name:
Title:

[                                   ]


By:     ___________________________
Name:
Title:

                                  SCHEDULE A

              Initial Class Principal Balance and Purchase Price of Class [ ] [Certificates] [Notes] Purchased by Underwriters

                       Class [ ] [Certificates] [Notes]

 Underwriters                            Principal              Purchase Price

 [            ]                           $[           ]         [         ]%

 [            ]                           $[           ]

 [            ]                           $[           ]

         Total                            $[           ]


                       Class [ ] [Certificates] [Notes]

 Underwriters                            Principal              Purchase Price

 [            ]                           $[           ]         [         ]%

 [            ]                           $[           ]

 [            ]                           $[           ]

         Total                            $[           ]